EXHIBIT 10.6(a)
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FEDERAL COMMUNICATIONS
COMMISSION
WASHINGTON, D.C. 20554
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OFFICIAL BUSINESS
PENALTY FOR PRIVATE USE $300

[POSTAGE STAMP]

POSTAGE AND FEES PAID
FEDERAL COMMUNICATIONS
COMMISSION
FCC 615

ROY H. PARK BC OF UTICA-ROME, INC.
WUTR TV Station
PO BOX 20, SMITH HILL RD.
UTICA, NY  13503

LICENSE RENEWAL AUTHORIZATION
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THIS IS TO NOTIFY YOU THAT YOUR APPLICATION FOR RENEWAL OF LICENSE WAS
GRANTED ON 08-10-94 FOR A TERM EXPIRING ON 06-01-99.

CHANNEL:  CHAN-20

THIS IS YOUR LICENSE RENEWAL AUTHORIZATION FOR STATION WUTR

LOCATION:  UTICA, NY

THIS IS ALSO THE RENEWAL CERTIFICATE FOR YOUR CURRENTLY AUTHORIZED AUXILIARY SERVICES.

THIS CARD MUST BE POSTED WITH THE STATION'S LICENSE CERTIFICATE AND SUBSEQUENT MODIFICATIONS.

ORIGINAL

FCC 372 (7/87) NOTIFICATION